SUPPLEMENT DATED SEPTEMBER 16, 2022

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2022

FOR CLASS D, CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2022 for Class D, Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

PSF DFA Balanced Allocation Portfolio – At a meeting held on September 14, 2022, the Board of Trustees of Pacific Select Fund approved several important changes for this Fund: revisions to the principal investment strategies to reflect the intention by PLFA (the Fund’s investment adviser) to reallocate the Fund’s investments out of mutual funds managed by DFA and into mutual funds and exchange-traded funds managed by American Century and/or Avantis (as further described below), a name change from the “PSF DFA Balanced Allocation Portfolio” to the “PSF Avantis Balanced Allocation Portfolio” to reflect the change to the principal investment strategies, and entry into an advisory fee waiver agreement. As a result, in addition to the specific changes described below, all references to “PSF DFA Balanced Allocation Portfolio” will be replaced with “PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio)” and all references to “DFA Underlying Funds” will be replaced with “Balanced Allocation Underlying Funds.” The changes for this Fund are effective November 1, 2022.

Disclosure Changes to the Fund Summaries section

Core Income Portfolio – In the Principal Investment Strategies subsection, the third and fourth paragraphs are deleted and replaced with the following:

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on the sub-adviser’s fundamental research process. Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Floating Rate Income Portfolio – In the Principal Investment Strategies subsection, the sixth paragraph is deleted and replaced with the following:

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on the sub-adviser’s fundamental research process. For floating rate loans, the sub-adviser considers environmental, social, and/or governance (“ESG”) factors that may pose material financial risks to the investment, subject to the availability of relevant information. The evaluation of ESG factors is one of many considerations in the assessment of portfolio investments and may not be a determinative factor in the sub-adviser’s investment decisions. ESG factors may vary by industry, sector, region, or investment type. Further, ESG factors considered material to an issuer may change over time and not every ESG factor may be identified or evaluated. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

High Yield Bond Portfolio – In the Principal Investment Strategies subsection, the second and third paragraphs are deleted and replaced with the following:

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on the sub-adviser’s fundamental research process. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Emerging Markets Portfolio – In the Principal Investment Strategies subsection, the first sentence of the second paragraph is deleted and replaced with the following:

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, such as China, a small number of countries, or a particular geographic region.

In the Principal Risks subsection, the following risk will be added after Geographic Focus Risk:

●	China Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving China, the Fund may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

International Small-Cap Portfolio – In the Management subsection, the “Sub-Adviser” information is deleted and replaced with the following:

Sub-Adviser – FIAM LLC. The primary persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Sam Chamovitz, Portfolio Manager	Since 2021
David Jenkins, Portfolio Manager	Since 2022

PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio) – The following changes will be effective November 1, 2022:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class D	Class P
Management Fee	0.20%	0.20%
Distribution (12b-1) and Service Fee	0.25%	0.00%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses[1]	0.22%	0.22%
Total Annual Fund Operating Expenses	0.70%	0.45%
Less Fee Waiver[2]	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver	0.64%	0.39%

[1]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[2]	The investment adviser has agreed to waive 0.06% of its management fee through April 30, 2024. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the second sentence of the first paragraph and the table will be deleted and replaced with the following:

The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class D	$65	$218	$384	$865
Class P	$40	$138	$246	$561

In the Portfolio Turnover subsection, the entire paragraph will be deleted and replaced with the following:

The Fund pays transaction costs, such as commissions, when it buys and sells shares of exchange-traded funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 16% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

In the Principal Investment Strategies subsection, the first paragraph will be deleted and replaced with the following:

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible third-party mutual funds, exchange-traded funds (“ETFs”) and/or variable insurance trusts (“Balanced Allocation Underlying Funds”). Currently, all of the Balanced Allocation Underlying Funds are advised by American Century Investment Management, Inc. (“American Century”), including through its division Avantis Investors (Avantis Investors and American Century are referred to together in this prospectus as “Avantis”). Avantis is not affiliated with the Trust, the Fund or the Fund’s investment adviser. PLFA may change any or all of the Balanced Allocation Underlying Funds, including to funds offered by another investment adviser, at any time in its investment discretion.

In the Principal Investment Strategies subsection, the following will be added as the first sentence of the second paragraph:

The Balanced Allocation Underlying Funds invest in U.S. and foreign equity and debt instruments.

In the Principal Investment Strategies subsection, the second to last sentence in the first paragraph of the Asset Allocation/Portfolio Construction paragraph will be deleted and replaced with the following:

The broad equity asset class includes asset class categories such as domestic and developed international equities, which may include small-capitalization and large-capitalization equities that may employ growth strategies.

In the Principal Investment Strategies subsection, the seventh from last paragraph will be deleted and replaced with the following:

Investments of the Balanced Allocation Underlying Funds that invest primarily in equity instruments include: growth stocks; large- and small-capitalization companies; sector-specific stocks; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

In the Principal Risks from Holdings in Balanced Allocation Underlying Funds subsection, the following risks will be added after Foreign Markets Risk:

●	Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with an ETF. The ETF may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the ETF and no other authorized participant is able to step forward to process creation and/or redemption orders, ETF shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

●	Cash Transactions Risk: An ETF may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the ETF might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in ETF shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees and taxes will be higher than if the ETF sold and redeemed shares in-kind.

●	ETF Market Trading Risk: An ETF faces numerous market trading risks, including the potential lack of an active market for ETF shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the ETF. Any of these factors, among others, may lead to the ETF’s shares trading at a premium or discount to NAV. Thus, an investor such as the Fund may pay more (or less) than NAV when buying shares of the ETF in the secondary market, and may receive less (or more) than NAV when selling those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.

In the Principal Risks from Holdings in Balanced Allocation Underlying Funds subsection, the second sentence of the Derivatives Risk will be deleted.

In the Principal Risks from Holdings in Balanced Allocation Underlying Funds subsection, the first sentence of the Leverage Risk will be deleted and replaced with the following:

A Balanced Allocation Underlying Fund may lend its securities or use derivatives instruments, which give rise to a form of leverage.

In the Principal Risks from Holdings in Balanced Allocation Underlying Funds subsection, the Mid-Capitalization Companies Risk and Value Companies Risk will be removed.

In the Performance subsection, the following will be added after the end of the first paragraph:

PLFA selected Balanced Allocation Underlying Funds managed by Avantis beginning November 1, 2022. PLFA selected Balanced Allocation Underlying Funds managed by another firm before this date.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Core Income Portfolio – In the Principal Investment Strategies subsection, the third and fourth paragraphs are deleted and replaced with the following:

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer (a process designed to measure an issuer’s ability to repay or refinance its debt obligations) and a relative value analysis (by analyzing the investment’s attractiveness relative to other investments with similar profiles for risk and liquidity) for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on the sub-adviser’s fundamental research process.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Floating Rate Income Portfolio – In the Principal Investment Strategies subsection, the eighth paragraph is deleted and replaced with the following:

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the subadviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer (a process designed to measure an issuer’s ability to repay or refinance its debt obligations) and a relative value analysis (by analyzing the investment’s attractiveness relative to other investments with similar profiles for risk and liquidity) for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on the sub-adviser’s fundamental research process. For floating rate loans, the sub-adviser considers ESG factors that may pose material financial risks to the investment, subject to the availability of relevant information. The evaluation of ESG factors and ESG-related risks is one of many considerations in the assessment of portfolio investments and may not be a determinative factor in the sub-adviser’s investment decisions. ESG factors may vary by industry, sector, region, or investment type. Further, ESG factors considered material to an issuer may change over time and not every ESG factor may be identified or evaluated. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

High Yield Bond Portfolio – In the Principal Investment Strategies subsection, the second and third paragraphs are deleted and replaced with the following:

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The sub-adviser performs a credit analysis on each potential issuer (a process designed to measure an issuer’s ability to repay or refinance its debt obligations) and a relative value analysis (by analyzing the investment’s attractiveness relative to other investments with similar profiles for risk and liquidity) for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on the sub-adviser’s fundamental research process. Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Emerging Markets Portfolio – In the Principal Risks subsection, the following risk is added alphabetically:

●	China Risk

PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio) – The following changes will be effective November 1, 2022:

In the Principal Investment Strategies subsection, the first paragraph will be deleted and replaced with the following:

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible third-party mutual funds, ETFs and/or variable insurance trusts (“Balanced Allocation Underlying Funds”). Currently, all of the Balanced Allocation Underlying Funds are advised by American Century, including through its division, Avantis Investors (Avantis Investors and American Century are referred to together in this prospectus as “Avantis”). Avantis is not affiliated with the Trust, the Fund or the Fund’s investment adviser. PLFA may change any or all of the Underlying Funds, including to funds offered by another investment adviser, at any time in its investment discretion.

In the Principal Investment Strategies subsection, the following will be added as the first sentence of the second paragraph:

The Balanced Allocation Underlying Funds invest in U.S. and foreign equity and debt instruments.

In the Principal Investment Strategies subsection, the second to last sentence in the first paragraph of the Asset Allocation/Portfolio Construction paragraph will be deleted and replaced with the following:

The broad equity asset class includes asset class categories such as domestic and developed international equities, which may include small-capitalization and large-capitalization equities that may employ growth strategies.

In the Principal Investment Strategies subsection, the tenth from last paragraph will be deleted and replaced with the following:

Investments of the Balanced Allocation Underlying Funds that invest primarily in equity instruments include: growth stocks; large- and small-capitalization companies; sector-specific stocks; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

In the Principal Risks from Holdings in Balanced Allocation Underlying Funds subsection, Mid-Capitalization Companies Risk and Value Companies Risk will be removed, and Authorized Participant Concentration Risk, Cash Transactions Risk and ETF Market Trading Risk will be added alphabetically.

Pacific Dynamix Portfolios – In the Principal Investment Strategies subsection, the last paragraph is deleted and replaced with the following:

For information on the Pacific Dynamix Underlying Funds in which each of the Pacific Dynamix Funds may invest, including their principal investment strategies and principal risks, see the Trust’s SAI and Class P prospectus, which can be obtained as described in the Where to Go For More Information section of this Prospectus. For information on how to access the actual month-end holdings for the Pacific Dynamix Funds, see Portfolio Holdings Information in the Where to Go For More Information section of this Prospectus.

In the Principal Risks subsection, the third sentence is deleted and replaced with the following:

The risks listed are associated with one or more Pacific Dynamix Underlying Funds and are described in the Additional Information About Principal Risks section of this Prospectus. Risks that are not listed below but are principal risks of the Pacific Dynamix Underlying Funds can be found as described in the prior paragraph. These risks are still present for a Pacific Dynamix Portfolio to the extent of a Pacific Dynamix Portfolio’s investment in the Pacific Dynamix Underlying Fund(s) associated with such risks and may rise to the level of a “principal risk” if the Fund’s investment in such Pacific Dynamix Underlying Fund increases, whether due to the action of the Fund, market movements or other factors.

Portfolio Optimization Portfolios – In the Principal Investment Strategies subsection, the last paragraph is deleted and replaced with the following:

For information on the Underlying Funds in which each of the Portfolio Optimization Portfolios may invest, including their principal investment strategies and principal risks, see the Trust’s SAI, which can be obtained as described in the Where to Go For More Information section. For information on how to access the actual month-end holdings for this Fund, see Portfolio Holdings Information in the Where to Go For More Information section of this Prospectus.

In the Principal Risks subsection, the third sentence is deleted and replaced with the following:

The risks listed are associated with one or more Underlying Funds and are described in the Additional Information About Principal Risks section of this Prospectus. Risks that are not listed below but are principal risks of the Underlying Funds can be found as described in the prior paragraph. These risks are still present for a Portfolio Optimization Portfolio to the extent of a Portfolio Optimization Portfolio’s investment in the Underlying Fund(s) associated with such risks and may rise to the level of a “principal risk” if the Fund’s investment in such Underlying Fund increases, whether due to the action of the Fund, market movements or other factors.

Within the Additional Information About Principal Risks subsection, the following are added alphabetically:

●	Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the ETF and no other authorized participant is able to step forward to process creation and/or redemption orders, ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. Authorized participant concentration risks may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

●	Cash Transactions Risk: ETFs generally are able to make in-kind redemptions to avoid some costs, including being taxed on gains on the distributed portfolio securities at the ETF level. However, because an ETF may effect purchases or redemptions fully or partially in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the ETF recognizes gain on these sales, this generally will cause the ETF to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. An ETF may distribute these gains to shareholders to avoid being taxed on this gain at the ETF level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which may be higher than if the ETF sold and redeemed its shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent that these costs are not offset by a transaction fee, the ETF may bear the expense.

●	China Risk: A Fund that has principal exposure to investments (both directly and indirectly) involving the People’s Republic of China may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

The Chinese government exercises significant control over China’s economy. Risks associated with investing in companies located or operating in China include nationalization, expropriation, and confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts and social unrest or confrontations (internally or with other countries); inflation, currency fluctuations and fluctuations in interest rates that may have negative effects on the economy and securities markets of China; pricing anomalies resulting from governmental influence; a lack of publicly available information and/or political and social instability; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Changes in applicable Chinese tax law could impact the profits of the Fund, directly or indirectly. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.

Export growth continues to be a major driver of China's rapid economic growth. A reduction in spending on Chinese products and services, strained international relations including the institution of tariffs or other trade barriers (including heightened trade tensions between China and the United States), a heightened sensitivity to global trade, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy which in turn could impact the Chinese holdings of a Fund.

Certain securities issued by companies located or operating in China, such as “China A-shares” that trade on one of the Chinese stock exchanges, are subject to trading restrictions as well as clearing and settlement risks, which may make direct investments in China impractical or impossible. Funds that invest directly in China A shares through Stock Connect (a cross-boundary investment channel allowing international and mainland Chinese investors to trade securities in each other’s markets) will be subject to risks such as sudden changes in quota limitations, application of trading suspensions, differences in trading days between markets, operational risk, clearing and settlement risk and regulatory and taxation risk. In addition, pursuant to a recent Executive Order together with guidance provided by the Office of Foreign Asset Control (“OFAC”) interpreting that Order (together, the “Executive Order”), U.S. mutual funds such as the Trust will be prohibited from conducting transactions in certain Chinese securities as identified in the Executive Order but may divest any such holdings as permitted under the Executive Order.

Chinese law prohibits non-Chinese investors, like a Fund, from investing in certain Chinese companies. Many of these Chinese companies obtain foreign investment through variable interest entity (“VIE”) structures. In a VIE structure, a Chinese operating company will establish an offshore entity that is available for investment by non-Chinese investors. The Chinese company will enter into contractual arrangements with the offshore entity that provide the offshore entity and its investors with economic exposure to the Chinese company, but do not provide the offshore entity and its investors with equity interests in the Chinese company.

A Fund’s investment in a VIE structure is subject to various risks. Although VIE structures have operated for some time, they have not been specifically approved by Chinese authorities. As a result, Chinese authorities may limit the ability of a Chinese company to participate in a VIE structure or impair the contractual arrangements between a Chinese company and the offshore entity. In addition, there can be no guarantee that the Chinese company will honor its contractual arrangements with the offshore entity, or that the contractual arrangements will provide the desired economic exposure to the Chinese company. The offshore entity and its investors may have little or no recourse for actions taken by the Chinese company that harm the offshore entity and its investors. Moreover, VIE structures that are listed for trading on U.S. exchanges may be delisted or prohibited from trading if they do not meet certain legal and regulatory requirements. If any of the foregoing were to occur to a VIE structure in which a Fund invests, the market value of the Fund’s investment could be severely diminished or eliminated.

●	ETF Market Trading Risk: Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the ETF’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the ETF’s portfolio securities and the ETF’s market price. This reduced effectiveness could result in ETF shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads.

Shares of the ETF may trade in the secondary market at times when the ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons, and may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged. In addition, during a “flash crash,” the market prices of the ETF’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the ETF. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the ETF’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell ETF shares at these temporarily low market prices.

Shares of the ETF may trade at prices other than NAV. Thus, an investor such as the PSF Avantis Balanced Allocation Portfolio may pay more (or less) than NAV when buying shares of the ETF in the secondary market, and \may receive less (or more) than NAV when selling those shares in the secondary market. While the creation/redemption feature is designed to make it likely that the ETF’s shares normally will trade on stock exchanges at prices close to the ETF’s next calculated NAV, market prices are not expected to correlate exactly with the ETF’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the ETF that differ significantly from its NAV. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.

When buying or selling shares of the ETF through a broker, an investor such as the PSF Avantis Balanced Allocation Portfolio will likely incur a brokerage commission or other charges determined by the broker. In addition, an investor may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has a lot of trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.

Also in the Additional Information About Principal Risks subsection, under Derivatives Risk, the sub-bullet Regulatory Risk is deleted and replaced with the following:

o	Regulatory Risk – Governmental and regulatory actions relating to a mutual fund’s use of derivatives (such as forward commitments, futures contracts, options and swap agreements) and related instruments, including tax law changes, may limit a Fund’s ability to invest or remain invested in derivatives, increase the costs of the Fund’s derivatives transactions and/or adversely affect the value of derivatives and the Fund’s performance. The Funds are subject to the requirements of new Rule 18f-4 under the 1940 Act regarding the use of derivatives, and have adopted a derivatives risk management program for certain derivatives users as well as policies and procedures to implement the requirements of the rule.

In the Additional Information About Principal Risks subsection, under Emerging Markets Risk, the second sentence of the second paragraph is deleted and replaced with the following:

Such government intervention could cause issuers in emerging markets to have limited reliable access to capital and cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings.

In the Additional Information About Principal Risks subsection, ESG Criteria Risk is deleted and replaced with the following:

●

ESG Criteria Risk: The sub-adviser’s consideration of ESG Criteria in its investment process for an ESG Underlying Fund could cause the ESG Portfolios to forgo investment opportunities available to funds not using these criteria and underperform such funds. The sub-adviser’s determination of what constitutes ESG Criteria and its process to evaluate the ESG Criteria may differ from other investment advisers. Further, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. An independent third party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, and the provider could delay ESG data delivery and evaluation (e.g., changing geo-political risks that may impact involvement in one or more excluded activity), which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective, or its methodology could be based on a methodology or perspective different from another provider’s. Because the methodologies for providers are different, if one of the third-party ESG data providers were to be replaced, the Fund’s portfolio could look different. Application of the ESG Criteria may also affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Given that the ESG Criteria is qualitative and subjective by nature, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Given the subjective nature of ESG Criteria, it is also possible that the ESG exclusions and metrics screens may not always be effective in screening out all ESG issues that an issuer might have. In addition, regulations and industry practices related to ESG are evolving rapidly, and the sub-adviser’s practices may change if required to comply with such regulations or adopt such practices.

In the Additional Information About Principal Risks subsection, under Mortgage-Related and Other Asset-Backed Securities Risk, the following is added to the end:

In addition, for the PF Fund, current ESG metrics used are limited for mortgage-related and asset-backed securities as ESG metrics are available only for the corporate issuer of those securities and not for each underlying individual security. This results in the evaluation of ESG considerations for the corporate issuer of a pool of mortgage-related securities and asset-backed securities at the corporate issuer level but not the underlying securities that constitute the pool.

Within the Additional Information About Certain Ancillary Risks subsection, the following is added after the last sentence of the first paragraph:

The Floating Rate Income, Growth, Small-Cap Growth, International Large-Cap and Technology Portfolios are subject to an additional ancillary risk called ESG Factor Risk.

Also in the Additional Information About Certain Ancillary Risks subsection, the following risk is added after Cybersecurity Risk:

●	ESG Factor Risk: A sub-adviser’s determination of what constitutes an ESG factor for each of the Floating Rate Income, Growth, Small-Cap Growth, International Large-Cap and Technology Portfolios and its process to evaluate such factor may differ from other investment advisers. Further, there can be no assurance that the ESG factors considered by a sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Application of a sub-adviser’s ESG factors are at the sole discretion of the sub-adviser, and the sub-adviser’s determination of whether these factors pose a material financial risk to an investment may differ from the determinations that would be made by another investment adviser. In addition, regulations and industry practices related to ESG are evolving rapidly, and a sub-adviser’s practices may change if required to comply with such regulations or adopt such practices.

Disclosure Changes to the Other Fund Information section

In the How Share Prices are Calculated subsection, the second and third sentences under Valuation Policy are deleted and replaced with the following:

Under the Valuation Policy and pursuant to regulatory authority, the Board has designated PLFA as its “valuation designee” for fair valuation determinations. PLFA’s Valuation Oversight Committee (“VOC”) values the Funds’ investments in accordance with the Valuation Policy.

Also in the How Share Prices are Calculated subsection, under Investment Valuation, references to “the Board” are deleted and replaced with “the VOC.”

Also in the How Share Prices are Calculated subsection, the Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board heading is deleted and the first and second paragraph under that heading is deleted and replaced with the following:

The Trust’s Valuation Policy also includes methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with VOC approved formulas and methodologies (“PLFA Pre-Approved Fair Valuation Methodologies”). Under the Valuation Policy, these PLFA Pre-Approved Fair Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event pricing data from approved sources or PLFA Pre-Approved Fair Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Policy. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Disclosure Changes to the About Management section

In the table for FIAM LLC, the following information is added to the section for the International Small-Cap Portfolio:

David Jenkins	Portfolio Manager and Research Analyst of FIAM LLC since 2007. Mr. Jenkins has been in the financial industry since 2000 and has a BS in business finance from Brigham Young University

SUPPLEMENT DATED SEPTEMBER 16, 2022

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2022

FOR CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2022 for Class P Shares (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

In the Additional Information About Principal Risks subsection, the second sentence of the second paragraph of Emerging Markets Risk is deleted and replaced with the following:

Such government intervention could cause issuers in emerging markets to have limited reliable access to capital and cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings.

Disclosure Changes to the Other Fund Information section

In the How Share Prices are Calculated subsection, the second and third sentences under Valuation Policy are deleted and replaced with the following:

Under the Valuation Policy and pursuant to regulatory authority, the Board has designated PLFA as its “valuation designee” for fair valuation determinations. PLFA’s Valuation Oversight Committee (“VOC”) values the Funds’ investments in accordance with the Valuation Policy.

Also in the How Share Prices are Calculated subsection, under Investment Valuation, references to “the Board” are deleted and replaced with “the VOC.”

Also in the How Share Prices are Calculated subsection, the Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board heading is deleted and the first and second paragraph that is under that heading is deleted and replaced with the following:

The Trust’s Valuation Policy also includes methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with VOC approved formulas and methodologies (“PLFA Pre-Approved Fair Valuation Methodologies”). Under the Valuation Policy, these PLFA Pre-Approved Fair Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event pricing data from approved sources or PLFA Pre-Approved Fair Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Policy. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

SUPPLEMENT DATED SEPTEMBER 16, 2022

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2022

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2022 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

PSF DFA Balanced Allocation Portfolio – At a meeting held on September 14, 2022, the Board of Trustees of Pacific Select Fund approved several important changes for this Fund: revisions to the principal investment strategies to reflect the intention by PLFA (the Fund’s investment adviser) to reallocate the Fund’s investments out of mutual funds managed by DFA and into mutual funds and exchange-traded funds managed by American Century and/or Avantis (as further described below), a name change from the “PSF DFA Balanced Allocation Portfolio” to the “PSF Avantis Balanced Allocation Portfolio” to reflect the change to the principal investment strategies, and entry into an advisory fee waiver agreement. As a result, in addition to the specific changes described below, all references to “PSF DFA Balanced Allocation Portfolio” will be replaced with “PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio)” and all references to “DFA Underlying Funds” will be replaced with “Balanced Allocation Underlying Funds.” The changes for this Fund are effective November 1, 2022.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Floating Rate Income Portfolio section, the period at the end of the first sentence of the second paragraph is deleted and replaced with the following:

; and emerging market investments denominated in U.S. dollars.

In the Emerging Markets Portfolio section, the following will be added after the fifth sentence:

The Fund may also non-principally invest directly in certain eligible China A shares.

In the PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio) section, effective November 1, 2022, the following will be added to the end of the paragraph:

The Fund may also invest non-principally (through its investments in Balanced Allocation Underlying Funds) in: securities of issuers in emerging markets; and securities of issuers in real estate (such as REITs).

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

Effective November 1, 2022, the table for PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio) will be deleted and replaced with the following:

As of November 1, 2022, the Balanced Allocation Underlying Funds in which the PSF Avantis Balanced Allocation Portfolio may invest are:

● American Century® Diversified Corporate Bond ETF	● Avantis® International Equity ETF
● Diversified Bond Fund (Class I shares)	● Avantis® Real Estate ETF
● Short Duration Fund (Class I shares)	● Avantis® Short-Term Fixed Income ETF
● Small Cap Growth Fund (Class I shares)	● Avantis® U.S. Equity ETF

● Avantis® Core Fixed Income ETF	● Avantis® U.S. Small Cap Value ETF
● Avantis® Emerging Markets Equity ETF

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Management Information section, all information regarding Sharon E. Pacheco is deleted.

Also in the Management Information section, under the “Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years” column in the Interested Persons table, information regarding Laurene E. MacElwee is deleted and replaced with the following:

Chief Compliance Officer (7/22 to present), Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) of Pacific Life; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.

Also in the Management Information section, in the Interested Persons table, the information regarding Benjamin D. Wiesenfeld is deleted and replaced with the following:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]

Benjamin D. Wiesenfeld Year of birth 1977	Vice President and Chief Compliance Officer since 7/01/22	Vice President (7/22 to present) and Assistant Vice President (6/20 to 7/22) of Pacific Life; Chief Compliance Officer (7/22 to present) and Deputy Chief Compliance & Ethics Officer (1/21 to 7/22) of Pacific Funds Series Trust; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds and Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShares ETFs.	84

Also in the Management Information section, in the Independent Trustees table, the information regarding Andrew J. Iseman is deleted and replaced with the following:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) and Consultant (3/19 to 6/19) of Pacific Funds Series Trust; Member of the Board of Advisors of TIFIN (11/20 to present); Director of CrowdOptic (11/21 to present); Member of the Board of DeBourgh Manufacturing Company (12/21 to present); Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	84

In the Board of Trustees section, under the Board Structure, Leadership and Committees subsections, all references and information related to the “Trustee Valuation Committee” are deleted.

Also in the Board of Trustees section, under the Board Structure, Leadership subsection, the second sentence of the first paragraph is deleted and replaced with the following:

It has established three standing committees, an Audit Committee, a Policy Committee and a Governance Committee, which are discussed in greater detail under “Committees” below.

In the Investment Advisory Fee Schedules section, effective November 1, 2022, the following new footnote 12 will be added to the newly renamed PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio):

12 PLFA has agreed to waive 0.06% of its investment advisory fee for the PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio) through April 30, 2024. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, FIAM’s subsection is deleted and replaced with the following.

FIAM

Sam Chamovitz is the portfolio manager of the International Small-Cap Portfolio and receives compensation for those services. David Jenkins serves as a research analyst and is co-manager of the International Small-Cap Portfolio and receives compensation for those services as a research analyst and as a portfolio manager under a single compensation plan. As of March 31, 2022, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager.

Sam Chamovitz’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliates equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Chamovitz’s bonus that is linked to the investment performance of the International Small-Cap Portfolio and is based on the lead account’s pre-tax investment performance measured against the MSCI ACWI (All Country World Index) ex USA Small Cap (net MA tax), and the lead account’s pre-tax investment performance (based on the performance of the lead account’s retail class) within the Lipper International Small Cap Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

David Jenkin’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FIAM or its affiliates. A portion of Mr. Jenkin’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FIAM or its affiliates. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group assigned to each fund or account, (ii) the investment performance of other equity funds and accounts of FIAM or its affiliates, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years. The portion of the Mr. Jenkin’s bonus that is linked to the investment performance of International Small-Cap Portfolio and is based on the lead account’s pre-tax investment performance measured against the MSCI ACWI (All Country World Index) ex USA Small Cap (net MA tax), and the lead account’s pre-tax investment performance (based on the performance of the lead account’s retail class) within the Lipper℠ International Small Cap Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

In the Other Accounts Managed section under FIAM’s portion of the table, the following is added alphabetically:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
FIAM
David Jenkins[2]
Registered Investment Companies	1	$3,311,352,116	1	$3,311,352,116
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3	$9,858,628	None	N/A

2 Other Accounts Managed information as of July 31, 2022.

DISTRIBUTION OF TRUST SHARES

Effective November 1, 2022, a new section entitled Marketing Support Arrangements will be added after the second paragraph as follows:

In consideration for the Distributor providing marketing and distribution services in support of the Balanced Allocation Underlying Funds’ shares advised by Avantis (through the Distributor’s services to support the marketing and sale of the PSF Avantis Balanced Allocation Portfolio), American Century Investment Management, Inc. and American Century Investment Services, Inc. will pay a marketing support fee to the Distributor of 0.06% based on the annual percentage of the average daily net assets of the PSF Avantis Balanced Allocation Portfolio.